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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-51568, 333-51564, 333-51536, and 333-44830 of eFunds Corporation on Form S-8
of our report dated February 25, 2002, appearing in this Current Report on Form 8-K of eFunds Corporation for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP
Phoenix, Arizona
March 6, 2002